Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of MoneyLogix Group, Inc. for the three month period ending June 30, 2010, I Binnay Sethi, Chief Financial Officer of MoneyLogix Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Quarterly Report on Form 10-Q for the three months ending  June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly  Report on Form 10-Q for the three months ended June 30, 2010, fairly represents in all material respects, the financial condition and results of operations of MoneyLogix Group, Inc.

Dated: August 23, 2010

MONEYLOGIX GROUP, INC.

By:	/s/ Binnay Sethi
Binnay Sethi

President, Chief Executive Officer and Chief Financial Officer